AMEC Foster Wheeler A Compelling Combination Presentation for Foster Wheeler Employees February 13, 2014

Disclaimer

Safe Harbor Statement

Foster Wheeler AG presentations may contain forward-looking statements that are based on management's assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company's expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Company's most recent Annual Report on Form 10-K for the quarter ended March 31, 2013 which was filed with the U.S. Securities and Exchange Commission, and the following, could cause the Company's business conditions and results to differ materially from what is contained in forward-looking statements: benefits, effects or results of the Company's redomestication to Switzerland, further deterioration in global economic conditions, changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries, changes in the financial condition of its customers, changes in regulatory environments, changes in project design or schedules, contract cancellations, the changes in estimates made by the Company of costs to complete projects, changes in trade, monetary and fiscal policies worldwide, compliance with laws and regulations relating to the Company's global operations, currency fluctuations, war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company, interruptions to shipping lanes or other methods of transit, outcomes of pending and future litigation, including litigation regarding the Company's liability for damages and insurance coverage for asbestos exposure, protection and validity of the Company's patents and other intellectual property rights, increasing global competition, compliance with its debt covenants, recoverability of claims against the Company's customers and others by the Company and claims by third parties against the Company, and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company's control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed or furnished with to the Securities and Exchange Commission.

Important Information

THE COMPANY'S SHAREHOLDERS ARE URGED TO READ ANY DOCUMENTS RELATING THERETO REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE (INCLUDING THE EXHIBITS THERETO) AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE OFFER.

The offer has not commenced. At the time the offer is commenced, AMEC will file a registration statement on Form F-4, which will include a prospectus and joint proxy statement of AMEC and Foster Wheeler, and a Tender Offer statement on Schedule TO (the "Schedule TO") and the Company intends to file a Recommendation Statement on Schedule 14D-9 with respect to the offer. These documents will contain important information about the offer that should be read carefully before any decision is made with respect to the offer. These materials will be made available to the shareholders of the Company at no expense to them. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC's web site, www.sec.gov, after they have been filed. Any materials filed with the SEC may also be obtained without charge at the Company's website, www.fwc.com.

This presentation is for informational purposes only and does not constitute or form part of an offer to sell or the solicitation of an offer to buy or subscribe to any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This announcement is not an offer of securities for sale into the United States. No offering of securities shall be made in the United States except pursuant to registration under the US Securities Act of 1933, or an exemption therefrom.

FOSTER WHEELER
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• Foster Wheeler has entered into a definitive agreement with AMEC plc for AMEC to acquire FW • The combined company is expected to have: – Complementary and more competitive market positions in offshore and onshore upstream oil and gas, gas monetization, refining and chemicals, minerals and metals, power and clean energy, environment & infrastructure and pharmaceuticals – An expanded, geographically diverse global presence, with offices and projects in more than 50 countries – A material increase in capacity, with a total headcount of more than 40,000 employees – A strong financial profile, with annual pro forma revenues of approximately $10+ billion and backlog of approximately $10+ billion AMEC and Foster Wheeler Agree to Combine 2

A Compelling Combination Achieves Key Foster Wheeler Strategic Goals 3 A diversified global company delivering growth across cycles Extend value proposition up and down the value chain (e.g. on - going asset support) Grow market share by building our position in geographic growth markets Build a material position in Upstream and Minerals & Metals Foster Wheeler Vision

An Overview of Foster Wheeler Foster Wheeler is a leading international oil & gas engineering, construction and project management company and power equipment supplier 4 62% 38% 2012 scope revenues ($2.5 billion) 77% 23% 2012 Employees (c 13,000) E&C GPG 2013 Q3 scope backlog ($3.5 billion) 69% 31% Reimbursable Fixed-Price 36% 26% 22% 16% N. America Asia Pac Middle East S. America • International footprint • Strong brand • Highly skilled workforce • Engineering & project management expertise • Mid and downstream oil & gas focus • Predominantly cost - plus business model • Strong customer relationships • Asset - light E&C business model • Specialized power equipment business 32% 23% 20% 14% 11% N. America AsiaPac Middle East S. America Europe

An Overview of AMEC AMEC is a supplier of consultancy, engineering and project management services in the oil and gas, mining, clean energy, environment and infrastructure markets 50% 12% 24% 14% Oil & Gas Mining Clean Energy Envr & Infr 50% 37% 13% 56% 31% 13% 37% 41% 22% 2013 revenues (£ 4.0 billion ) 2013 revenues (£ 4.0 billion ) 2013 YE employees (c 29,000 ) 2013 YE order book (£ 4.1 billion ) ▪ Americas ▪ Europe ▪ Growth Regions • International footprint • Strong brand • Highly skilled workforce • Engineering & project management expertise • Upstream oil & gas strength • Balanced portfolio across four end markets • Strong customer relationships • Predominantly cost - plus business model • Asset - light E&C business model Source: AMEC plc public disclosures

Strong brands and international footprints Highly skilled workforces Engineering and project management companies Mid and downstream oil & gas focus Strong customer relationships Predominantly cost - plus business models Asset - light E&C business models Specialized power equipment business Strategic Rationale for Foster Wheeler and AMEC 6 Complementary footprints Similar skill sets Complements AMEC’s upstream focus Complements customer bases of both companies Similar business modes Access to technology and know - how Low - risk , high - value service models Growth opportunities for world - leading CFB technology

• Enhanced opportunities to work on a broader range of complex projects globally within a significantly larger and stronger company • Strong commitment to talent development • Culture of valuing people and recognizing performance Enhanced Employee Opportunities 7 “AMEC’s people are our most important asset. It is the skills of our people that our customers value; in particular, our ability to deliver complex projects safely, on time and on budget.” Samir Brikho , Chief Executive “ Our highly skilled teams around the world consistently deliver safe and successful projects – this is the foundation upon which we are building strong, long - lasting relationships with our clients . ” Kent Masters, Chief Executive Similar Core Values

• Samir Brikho , CEO since 2006, and will be CEO of combined company • Two members of FW board expected to join the board of the combined company • Collaborative integration planning to commence with representation from Foster Wheeler and AMEC • Completion of financial and regulatory actions • Closing anticipated in the second half of 2014 Organization and Next Steps 8

• Our commitment to safety, our core values, and our commercial and operating excellence are the very qualities that attracted AMEC to Foster Wheeler, and we must strive to maintain our high standards of performance during and through the transition • Important to keep a strong focus on delivering our growth strategy, and bidding and executing well, up to and through the closing of the transaction • Until closing, AMEC and Foster Wheeler remain separate companies • Contractual commitments to clients and suppliers are unchanged Continue to Focus on Delivering G rowth 9

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